UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ) Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box: ☐ Preliminary Proxy Statement ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) ☐ Definitive Proxy Statement ☒ Definitive Additional Materials ☐ Soliciting Material under §240.14a-12 NORTHERN TRUST CORPORATION (Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check all boxes that apply): ☒ No fee required ☐ Fee paid previously with preliminary materials ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # NORTHERN TRUST CORPORATION 2026 Annual Meeting Vote by April 20, 2026 11:59 PM ET You invested in NORTHERN TRUST CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 21, 2026. Vote Virtually at the Meeting* April 21, 2026 10:30 a.m. CDT Virtually at: www.virtualshareholdermeeting.com/NTRS2026 *Please check the meeting materials for any special requirements for meeting attendance. V85995-P46472-Z92091 Get informed before you vote View the 2026 Notice of Annual Meeting and Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2025 online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 7, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. NORTHERN TRUST CORPORATION 50 SOUTH LASALLE STREET CHICAGO, IL 60603

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of 13 Directors	
1a.	Susan Crown	For
1b.	Chandra Dhandapani	For
1c.	Dean M. Harrison	For
1d.	Jay L. Henderson	For
1e.	Marcy S. Klevorn	For
1f.	Siddharth N. (Bobby) Mehta	For
1g.	Robert E. Moritz	For
1h.	Michael G. O'Grady	For
1i.	Richard M. Petrino	For
1j.	Martin P. Slark	For
1k.	David H. B. Smith, Jr.	For
1l.	Donald Thompson	For
1m.	Charles A. Tribbett III	For
2.	Approval, by an advisory vote, of the 2025 compensation of the Corporation's named executive officers.	For
3.	Approval of the Corporation's 2026 Employee Stock Purchase Plan.	For
4.	Ratification of the appointment of KPMG LLP as the Corporation's independent registered public accounting firm for the fiscal year ending December 31, 2026.	For

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